SUPPLEMENT DATED NOVEMBER 21, 2025
TO THE SUMMARY PROSPECTUS and PROSPECTUS DATED MAY 1, 2025
OF VANECK FUNDS

INTERNATIONAL INVESTORS GOLD FUND
Class A: INIVX / Class C: IIGCX / Class I: INIIX / Class Y: INIYX

This Supplement updates certain information contained in the above-dated Summary Prospectus and Prospectus for VanEck Funds (the “Trust”) regarding International Investors Gold Fund (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the VanEck website at www.vaneck.com.

Effective January 1, 2026, the MarketVector Global Gold Miners Index will replace the NYSE Arca Gold Miners Index as the Fund’s primary performance benchmark.

Please retain this supplement for future reference.